ABERDEEN FUNDS Aberdeen International Equity Fund

Typographical Correction to the Aberdeen Funds Global Series Prospectus dated February 28, 2009

The investment objective for the Aberdeen International Equity Fund found on page 27 of the Aberdeen Funds Global Series Prospectus is replaced with the following in order to correct a typographical error:

The International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions,  including developing countries.